UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2009

Waste2Energy Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	333-151108	26-2255797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Chick Springs Road, Suite 218
Greenville,, South Carolina 29609
 (Address of principal executive offices) (zip code)

(864) 679-1625
 (Registrant's telephone number, including area code)

Copies to:
Marc Ross, Esq.
Sichenzia Ross Friedman Ference LLP
61 Broadway
New York, New York 10006
Phone: (212) 930-9700
Fax: (212) 930-9725

N/A
 (Former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2009,  pursuant to the terms of the Confidential Private Offering Memorandum dated September 9, 2009 (the “Private Placement Memorandum”) of Waste2Energy Holdings, Inc. (the “Company”), the Company sold in a private placement (the “Private Placement”) $87,500 of its Senior Convertible Debentures (the “Debentures”).  The Debentures pay interest at a rate of 12%, which will be paid quarterly and are convertible into Company’s Common Stock at $1.00 per share.  The maturity date of the Debenture is October 30, 2010.  The Company, the placement agent and Sichenzia Ross Friedman Ference LLP (the "Escrow Agent") have entered into an escrow agreement, pursuant to which an amount equal to the interest payable on the Debentures sold in the Private Placement has been placed into escrow with the Escrow Agent and will be paid in accordance with the terms of the Escrow Agreement.

Events of Default under the Debentures include but are not limited to the following:

i.            any default in the payment of (A) the principal amount of any Debenture or (B) interest, liquidated damages and other amounts owing to a Holder on any Debenture, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date (as defined in the Debenture) or by acceleration or otherwise) which default, solely in the case of an interest payment or other default under clauses (A) and (B) above, is not cured within 7 days;

ii.            a default or event of default (subject to any grace or cure period provided in the applicable agreement, document or instrument) shall occur under  the Subscription Agreement;

iii.            any representation or warranty made in the Debenture or the Subscription Agreement, any written statement pursuant thereto or any other report, financial statement or certificate made or delivered to the Holder or any other Holder shall be untrue or incorrect in any material respect as of the date when made or deemed made;

iv.            the Company or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) other than Enerwaste Europe shall be subject to a Bankruptcy Event; or

v.            the Company’s Common Stock shall not be eligible for listing or quotation for trading on a Trading Market (as defined in the Debenture”) and shall not be eligible to resume listing or quotation for trading thereon within five trading days.

If an Event of Default occurs, the outstanding Principal Amount of the Debentures, plus liquidated damages and other amounts owing in respect thereof through the date of acceleration, shall become, at the Holder’s election, immediately due and payable in cash at the Mandatory Default Amount (as subsequently defined).  Commencing five days after the occurrence of any event of default that results in the eventual acceleration of the Debentures, the interest rate on the Debentures shall accrue at a rate equal to the lesser of 17% per annum or the maximum rate permitted under applicable law.

The Mandatory Default Amount means the sum of (a) the outstanding principal amount of the Debenture, plus all accrued and unpaid interest, divided by the Conversion Price on the date the Mandatory Default Amount is either (A) demanded (if demand or notice is required to create an Event of Default) or otherwise due or (B) paid in full, whichever has a lower Conversion Price, multiplied by the VWAP (as defined in the Debenture) on the date the Mandatory Default Amount is either (x) demanded or otherwise due or (y) paid in full, whichever has a higher VWAP, and (b) all other amounts, costs, expenses and liquidated damages due in respect of the Debenture.

In connection with the sale of the Debentures, the Company also issued warrants to purchase an aggregate of 87,500 shares of the Company’s common stock at an exercise price of $2.00 per share (the “Warrant Shares”).  The warrants terminate on October 30, 2012.

The Company agreed to file a registration statement registering the Common Stock issuable upon conversion of the Debentures and the Warrant Shares, subject to Securities and Exchange Commission (“SEC”) limitations, within the later of (i) 50 days after October 1, 2009 and (ii) 10 days after the offering under the Private Placement Memorandum is completed or otherwise terminated.

A registered broker-dealer and a member of the Financial Industry Regulatory Authority (“FINRA”) was retained as the exclusive placement agent for the Private Placement and was paid a commission of $8,750 (ten (10%) percent of the gross proceeds from the sale of the Debentures) and a non-accountable expense allowance of $2,950 (three (3%) percent of the gross proceeds from the sale of the Debentures). The broker-dealer was also paid an investment banking fee of $4,500.

Upon each exercise of the Warrants, the broker-dealer will receive a ten (10%) percent commission and a three (3%) percent non-accountable expense allowance, and will also be issued a three-year warrant exercisable to purchase such number of shares of Common Stock, at $2.00 per share, equal to 4.5% of the number of shares issued pursuant to the exercise of the Warrants.

The placement agent will also be issued a warrant to purchase up to 4.5% of the Fully Diluted Outstanding Shares of the Company’s Common Stock proportionate to the amount of Debentures sold in the Private Placement.

The Debentures and Warrants cannot be converted to common stock to the extent such conversion would cause the holder, together with such holder’s affiliates, to beneficially own in excess of 4.99% (or a maximum 9.99% in certain cases) of the Company’s outstanding common stock immediately following such conversion or exercise as the case may be.

In connection with the Private Placement, the Company relied upon the exemption from securities registration afforded by Rule 506 of Regulation D as promulgated by the SEC under the Securities Act of 1933, as amended (the “Securities Act”) and/or Section 4(2) of the Securities Act. No advertising or general solicitation was employed in offering the securities. The offerings and sales were made to a limited number of persons, all of whom were “accredited investors,” and transfer was restricted by the Company in accordance with the requirements of the Securities Act.

The foregoing description of the Subscription Agreement, Debenture, and the Warrants do not purport to be complete and is qualified in its entirety by reference to these agreements which are attached as exhibits to this Current Report and is incorporated into this Item by reference.

Item 2.03 Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of the Registrant.

See item 1.01.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01.

Item 9.01 Financial Statements and Exhibits.

(a)  Financial statements.

N/A

(b) Pro forma financial information.

N/A

(c) Shell Company Transactions. See (a) and (b) of this Item 9.01.

N/A

(d) Exhibits

Exhibit Number	Description
4.1	Form of Debenture*
4.2	Form of Warrant *
99.1	Form of Subscription Agreement*

*Incorporated by reference to the 8-K filed by the Company with the Securities and Exchange Commission on October 7, 2009.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE2ENERGY HOLDINGS, INC.

Dated: November 5, 2009	By:	/s/ Craig L. Brown
Name: Craig L. Brown Title: Chief Financial Officer

Exhibit Index

Exhibit Number	Description
4.1	Form of Debenture*
4.2	Form of Warrant*
99.1	Form of Subscription Agreement*

*Incorporated by reference to the 8-K filed by the Company with the Securities and Exchange Commission on October 7, 2009.